UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 15, 2004
                                                         -----------------


                           Double Eagle Petroleum Co.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                      000-6529                  83-0214692
          --------                      --------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



            777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (307) 237-9330
                                                           --------------


                                       N/A
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.01.  Regulation FD Disclosure.
            ------------------------

     On November 15, 2004, Double Eagle issued a press release announcing its quarterly revenues, earnings and production for the third quarter ended September 30, 2004. A copy of Double Eagle's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

         (c) Exhibits

                Exhibit 99.1           Press release announcing third
                                       quarter revenues, earnings and production for third quarter ended September 30, 2004, dated November 15, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 15, 2004        DOUBLE EAGLE PETROLEUM CO.
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                                 By: /s/  Stephen H. Hollis
                                     -------------------------------------------
                                          Stephen H. Hollis,
                                          President and Chief Executive Officer